                                                         [AIM LOGO APPEARS HERE]

                                                  [GRAPHIC COLLAGE APPEARS HERE]

                                                             AIM HIGH YIELD FUND

                                                                   ANNUAL REPORT

                                                               December 31, 1995

AIM HIGH YIELD FUND

For shareholders who seek a high level of current income. The Fund invests in a portfolio consisting primarily of high-yielding, lower-rated corporate bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM High Yield Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% to 0% at the beginning of the seventh year. The performance of the Fund's
   Class B shares will differ from that of Class A shares.
o In 1995, the Fund paid distributions for Class A and Class B shares of $0.948 and $0.87 per share, respectively.
o The Fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any one particular security.
o  Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper High Current Yield Funds Index represents an average of the performance of the 30 largest high-yield funds. The unmanaged Lipper General Bond Funds Index represents an average of the performance of the 10 largest general bond funds. The unmanaged Lipper General U.S. Treasury Index represents an average of the performance of the 10 largest U.S. Treasury funds. The unmanaged Lipper BBB-Rated Funds Index represents an average of the performance of the 30 largest BBB-rated funds. The unmanaged Lipper Fixed-Income Funds Average represents an average of the performance of all fixed-income funds Lipper tracks. The unmanaged Lipper General Equity Funds Average represents an average of the performance of all equity funds Lipper tracks.
o The First Boston High Yield Index tracks more than 270 segments within the high-yield universe and includes credit quality, industry, security type, and maturity.
o An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                               GROWTH IN ASSETS

                      1/ 1/95                    $770.3 million
                     12/31/95                    $1.44  billion

                                 [BAR CHART]

                                                                 A Message from
                                                                   the Chairman

                 Dear Fellow Shareholder:

                    In one of the best years for bonds on record, AIM High Yield
                 Fund delivered solid total returns for Class A and Class B shares of 16.86% and 15.91%, respectively, for the 12 months ended December 31, 1995. The Fund closely tracked the 16.92%
                 one-year return logged for the Lipper High Current Yield
  [PHOTO         Funds Index.
Charles T.          The Fund managed its strong showing in a record-breaking
  Bauer,         market that, for much of 1995, was favored by ideal conditions
Chairman of      for high-yield bonds: declining interest rates, moderate
the Board of     economic growth, and mild inflation. The keys to the Fund's
 the Fund,       performance were disciplined issue selection and a diversified
APPEARS HERE]    portfolio of approximately 150 holdings. A complete
                 discussion of market conditions during the reporting period and the Fund's investment strategy appears on page 2 of this report.
   One important reason investors choose a high-yield fund is to seek to achieve higher current income. The Fund's attractive 30-day yield was 10.39% for Class A shares and 10.26% for Class B shares, based on maximum offering price as of December 31, 1995. The yield calculation reflects the yield to maturity of the securities in the portfolio, and includes both interest and amortization of any discount or premium to the face value of the securities.
   Net assets in the Fund increased dramatically during the year to $1.4 billion as of December 31, 1995. While the Fund's favorable market performance was largely responsible, significant credit for this increase goes to our shareholders who paid AIM the highest compliment with their continued support.
   On September 20, 1995, the Fund's Sub-Advisory Agreement with CIGNA Investments, Inc. (CII) ended. On that date, all investment management responsibilities formerly held jointly with CII were assumed by A I M Advisors, Inc. AIM has committed additional staff and resources as needed to perform as sole investment advisor for the Fund going forward.
   Although it has been a good year for AIM High Yield Fund, it is but one year. From a historic perspective, a repeat of the year's impressive performance by bond markets is unlikely. Therefore, even as we relish the success of a good year, we are already looking ahead.
   On a personal level, 1996 has important investment implications for all of us. Clouds on the horizon in the form of the budget debate over retirement benefits such as Medicare and Social Security programs accentuate the need to build your own retirement nest egg, independent of any benefits which may--or may not--be available to you when the time comes. For many in the baby boomer generation, that's just 10 years away.
   Thank you for continuing to rely on AIM High Yield Fund to help build your financial future. We are ready to respond to any questions or comments you may have about this report. Please call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.


Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

MANAGEMENT'S DISCUSSION & ANALYSIS

BONDS STAGE A DRAMATIC RECOVERY IN 1995


    ----------
 Investors poured
   almost $1.5
   billion into
    high-yield
   funds in the
  10 weeks ending
 December 29, 1995.
    ----------

Healthy corporate profits, mild inflation, and moderate growth in the economy mixed the powerful recipe that launched one of the strongest rallies in bonds on record. The strength of the rally surprised many investors, coming on the heels of the disappointing performance of bonds in 1994.
   During 1995, general bond funds averaged total returns of 16.56%, as measured by the Lipper General Bond Funds Index. Such performance would be a strong showing for equity funds in a more typical year. Moreover, 1995 bond fund returns outdistanced those achieved in 1993, a vintage year for bond investors when interest rates fell to their lowest levels in a quarter-century.
   Declining interest rates were the most visible catalyst driving bond markets during the year. After boosting interest rates at a record clip in 1994, the Federal Reserve Board reversed its policy and eased interest rates twice in 1995. It was the first time the central bank had lowered rates since 1992.
   The bond market's rally was paced by a sharp drop in long-term yields, which saw the benchmark 30-year U.S. Treasury fall to 5.95% by year-end, from 7.88% at the close of 1994. According to Lipper Analytical Services, Inc., general U.S. Treasury bond funds gained 20.89% for the year, closely followed by corporate debt BBB-rated funds which rose 18.04%.
   Prices of high-yield bonds, which tend to track economic cycles, lagged behind other fixed-income classes amid concerns that a slowing economy would impact rising corporate profits. Such concerns were not borne out as the year progressed. With fourth-quarter earnings just coming in as of this writing, Barron's estimated that corporate earnings were up 20% overall for the year, thanks in particular to upside earnings surprises.
   Of the companies reporting earnings in the third quarter of 1995, I/B/E/S International Inc. reported in The Wall Street Journal that 55% were higher than analysts' expectations, with 14% on target, and 31% below expectations. These results compared favorably with second-quarter reports, of which 57% exceeded expectations and 30% were below target.
   In the final three months of the year, fixed-income funds actually outperformed equity funds. The Lipper Fixed-Income Funds Average gained 3.53% in the last quarter of 1995, compared to 3.05% for the Lipper General Equity Funds Average.
   As the year drew to a close, fixed-income markets were anticipating yet another interest rate cut by the central bank and a credible budget compromise in Congress. In December, the 30-year U.S. Treasury bond yield was pushed below 6% for the first time since late 1993. The further decline in interest rates encouraged investors to direct funds to high-yield funds. Bloomberg recently reported that investors poured almost $1.5 billion into high-yield funds in the 10 weeks ending December 29, 1995.
   At year-end, economic conditions continued to favor bonds. Growth in the economy was predicted at a 2.5% annual rate for the fourth quarter, with inflation estimated at only 2.4%. Such modest growth lessens the demand for borrowed funds and keeps interest rates down. It seemed a fitting finale for 1995, which ended triumphantly for investors with stocks at historic highs, bond yields the lowest since 1993, and the U.S. dollar on solid ground.

YOUR INVESTMENT PORTFOLIO

A glance at the Fund's top 10 industry holdings confirms a successful theme for AIM High Yield Fund during the reporting period--change. Seven of the Fund's top 10 holdings were new to the list. The Fund's portfolio was dynamic and broadly diversified during the reporting period. A rapidly changing market calls for persistent diligence in credit analysis. Remember to keep in mind, the Fund's portfolio composition is subject to change and there is no guarantee the Fund will continue to hold any particular


2            See important Fund disclosure on inside front cover.

                                                                   Management's
                                                          Discussion & Analysis

security mentioned in this report.
   Positions in telecommunications and cable TV companies--close to 20% of the portfolio--comprised the largest weighting by year-end. Many of the Fund's holdings reported strong earnings during the reporting period thanks to expanding market penetration and increased sales, particularly overseas.
  As the economy slowed during the year, the Fund sold issues in early cyclical companies, including auto parts, steel, and selected paper and forest products. The Fund reduced its position in chemical companies, and sold its specialty chemical complement. Defensive positions in food and drug retailers, health care, and established venue gaming companies were increased.
   Among the new groups added to the portfolio during the year were oil and gas services, consumer non-durables, and medical instruments/products.
   The Fund had an average quality rating of Bf as evaluated by Standard & Poor's Corporation (S&P), a widely known credit-rating agency. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition, and management.

OUTLOOK FOR THE FUTURE
   Most analysts and market watchers agree: 1995 will be a hard act to follow. To trigger similar returns in 1996, the yield on the bellwether 30-year U.S. Treasury bond would have to decline to just over 4%, a level not seen in
30 years. However, a decline to 5.75% for that same bond would generate a solid total return of about 12%.
   The pace of growth in corporate earnings, one of the strongest drivers for the high-yield market, appeared to have slowed by year-end. Still, certain positives remain. By pouring more than $1.5 billion into high-yield funds during the 10 weeks ended December 29, investors have demonstrated phenomenal demand for higher current income. By year-end, six-month certificates of deposit yielded just 4.78%, compared to the more than 10% average yield from high-yield funds.
   Rather than make any projections of future market performance, AIM High Yield Fund continues to look for value, one company at a time. By confining the scope of our analysis to individual companies, we can maintain our focus on credit fundamentals. We believe our commitment to this time-tested, quality-driven strategy will best serve our shareholders over the long term.
-------------------------------------------------------------------------------
CURRENT YIELDS
(30-day yields as of 12/31/95)
    AIM HIGH YIELD FUND
      Class A shares       10.39%
      10-year U.S.
        Treasury Note**     5.57%
       6-month CDs*         4.78%
            [BAR CHART]

10.26% was the 30-day yield for the Fund's Class B shares as of December 31, 1995. *Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. CD income is calculated using the six-month annualized average monthly CD rate reported by the Bank Rate Monitor. Fund shares are not insured and their value will vary with market conditions. **Government securities, such as U.S. Treasury bills and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest. Fund shares are not insured and their value will vary with market conditions.

TOP 10 INDUSTRIES
(As of 12/31/95)

        1.  Telecommunications
        2.  Cable Television
        3.  Chemicals
        4.  Retail (Food & Drugs)
        5.  Paper & Forest Products
        6.  Advertising/Broadcasting
        7.  Textiles
        8.  Oil & Gas (Services)
        9.  Retail (Stores)
       10.  Gaming

        MORNINGSTAR RATINGS
         (As of 12/31/95)

AIM HIGH YIELD FUND CLASS A SHARES

                             Funds
                           in Hybrid
        Period     Rating   Category

        Overall    ****       NA
        10 Years   ****      756
        5 Years    *****    1609
        3 Years    ****     2466

Morningstar's rating system of one (lowest) to five (highest) stars is based on risk and total return ratios for three-, five-, and 10-year periods and considers all loads, expenses, and fees. Ratings compare funds of similar investment objectives and represent past performance, which is no guarantee of comparable future results.


            See important Fund disclosure on inside front cover.               3

GROWTH OF A $10,000 INVESTMENT

                               AVERAGE ANNUAL TOTAL RETURNS
                               For periods ended December 31, 1995

                                                      WITHOUT           WITH
                                                   SALES CHARGE     SALES CHARGE
                               CLASS A SHARES
                                   1 Year             16.86%          11.26%
                                   5 Years            18.07           16.93
                                  10 Years            11.38           10.84

                               CLASS B SHARES
                                   1 Year             15.91%          10.91%
                               Inception (9/1/93)      7.19            6.07

        AIM High Yield Class A Shares   AIM High Yield Class A Shares           First
             (w/o sales charge)               (w/sales charge)            Boston High Yield
12/85              $10,000                         $9,524                      $10,000
12/86              $11,597                        $11,046                      $11,564
12/87              $11,953                        $11,384                      $12,318
12/88              $13,914                        $13,252                      $14,000
12/89              $14,078                        $13,408                      $14,055
12/90              $12,806                        $12,197                      $13,158
12/91              $18,208                        $17,342                      $18,916
12/92              $21,596                        $20,568                      $22,066
12/93              $25,569                        $24,353                      $26,239
12/94              $25,141                        $23,945                      $25,983
12/95              $29,380                        $27,982                      $30,500

         Past performance cannot guarantee comparable future results.

Source: Towers Data Systems HYPO(R).

An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   The performance of Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover of this report.

                                                                      Financials

SCHEDULE OF INVESTMENTS

December 31, 1995

 PRINCIPAL
  AMOUNT                                                                        MARKET VALUE
               NON-CONVERTIBLE BONDS & NOTES-94.09%

               ADVERTISING/BROADCASTING-5.35%

$ 9,500,000    Ackerley Communication Inc., Sr. Secured Series B Notes,
                 10.75%, 10/01/03                                               $10,188,750
-------------------------------------------------------------------------------------------
 30,500,000    Australis Media Ltd., Sr. Sub. Disc. Notes,
                 14.00%, 05/15/03(a)(b)                                          22,036,250
-------------------------------------------------------------------------------------------
  9,000,000    Granite Broadcasting Corp., Sr. Sub. Notes,
                 10.375%, 05/15/05                                                9,225,000
-------------------------------------------------------------------------------------------
  6,750,000    Katz Corp., Sr. Sub. Notes,
                 12.75%, 11/15/02                                                 7,222,500
-------------------------------------------------------------------------------------------
  7,000,000    Lamar Advertising Co., Sr. Secured Notes,
                 11.00%, 05/15/03                                                 7,280,000
-------------------------------------------------------------------------------------------
  9,500,000    Rogers Cable Systems, Sr. Secured Second Priority Notes,
                 10.00%, 03/15/05                                                10,212,500
-------------------------------------------------------------------------------------------
               Sinclair Broadcasting Group, Sr. Sub. Notes,
  2,525,000      10.00%, 12/15/03                                                 2,575,500
-------------------------------------------------------------------------------------------
  8,300,000      10.00%, 09/30/05                                                 8,466,000
-------------------------------------------------------------------------------------------
                                                                                 77,206,500
-------------------------------------------------------------------------------------------

               AEROSPACE/DEFENSE-1.14%

 15,879,000    K & F Industries Inc., Sr. Sub. Deb.,
                 13.75%, 08/01/01                                                16,474,462
-------------------------------------------------------------------------------------------

               AUTOMOBILE/TRUCK PARTS & TIRES-2.41%

  9,000,000    Aftermarket Technology Corp., Sr. Sub. Notes,
                 12.00%, 08/01/04                                                 9,540,000
-------------------------------------------------------------------------------------------
 15,000,000    Ameritruck Distribution Corp., Sr. Sub. Notes,
                 12.25%, 11/15/05(c) (Acquired 11/10/95; Cost $14,789,250)       14,887,500
-------------------------------------------------------------------------------------------
  8,400,000    Harvard Industries Inc., Sr. Notes,
                 11.125%, 08/01/05                                                8,400,000
-------------------------------------------------------------------------------------------
  1,950,000    JPS Automotive Products, Sr. Notes,
                 11.125%, 06/15/01                                                1,940,250
-------------------------------------------------------------------------------------------
                                                                                 34,767,750
-------------------------------------------------------------------------------------------

               BUSINESS SERVICES-0.83%

 13,000,000    Neodata Services Inc., Sr. Deferred Coupon Notes,
                 12.00%, 05/01/03(b)                                             11,960,000
-------------------------------------------------------------------------------------------

               CABLE TELEVISION-7.46%

  8,800,000    American Media Operations, Sr. Sub. Notes,
                 11.625%, 11/15/04                                                8,888,000
-------------------------------------------------------------------------------------------
 10,900,000    Century Communications, Sr. Sub. Deb.,
                 11.875%, 10/15/03                                               11,744,750
-------------------------------------------------------------------------------------------
               Comcast Corp., Sr. Sub. Deb.,
  2,200,000      10.25%, 10/15/01                                                 2,381,500
-------------------------------------------------------------------------------------------
  6,500,000      10.625%, 07/15/12                                                7,280,000
-------------------------------------------------------------------------------------------
 30,100,000    Comcast UK Cable, Sr. Deb.,
                 11.20%, 11/15/07(b)                                             17,608,500
-------------------------------------------------------------------------------------------
  9,000,000    Continental Cablevision, Inc., Sr. Sub. Deb.,
                 11.00%, 06/01/07                                                10,057,500
-------------------------------------------------------------------------------------------

                                                                               5

Financials

 PRINCIPAL
  AMOUNT                                                                        MARKET VALUE
               Cable Television-(continued)

$22,000,000    Diamond Cable Community Co., Sr. Disc. Notes,
                 11.75%, 12/15/05(b)                                            $13,035,000
-------------------------------------------------------------------------------------------
  4,400,000    Fundy Cable Ltd., Sr. Secured Second Priority Notes,
                 11.00%, 11/15/05                                                 4,598,000
-------------------------------------------------------------------------------------------
 10,500,000    Groupe Videotron Ltee, Sr. Notes,
                 10.625%, 02/15/05                                               11,261,250
-------------------------------------------------------------------------------------------
  8,525,000    Marcus Cable Co., Sr. Deb.,
                 11.875%, 10/01/05                                                9,164,375
-------------------------------------------------------------------------------------------
  1,000,000    Videotron Holdings PLC, Sr. Disc. Notes,
                 11.125%, 07/01/04(b)                                               697,500
-------------------------------------------------------------------------------------------
  2,300,000    Videotron Ltee, Sr. Sub. Notes,
                 10.25%, 10/15/02                                                 2,412,125
-------------------------------------------------------------------------------------------
  8,160,000    Wireless One Inc., Sr. Notes,
                 13.00%, 10/15/03(d)                                              8,608,800
-------------------------------------------------------------------------------------------
                                                                                107,737,300
-------------------------------------------------------------------------------------------

               CHEMICALS-6.51%

  9,600,000    Applied Extrusion Technologies, Inc., Sr. Series B Notes,
                 11.50%, 04/01/02                                                10,320,000
-------------------------------------------------------------------------------------------
 10,600,000    Arcadian Partners, L.P., Sr. Series B Notes,
                 10.75%, 05/01/05                                                11,713,000
-------------------------------------------------------------------------------------------
  9,000,000    Berry Plastics Corp., Sr. Sub. Notes,
                 12.25%, 04/15/04                                                 9,652,500
-------------------------------------------------------------------------------------------
 11,000,000    Crain Industries, Inc., Sr. Sub. Notes,
                 13.50%, 08/15/05(c) (Acquired 08/22/95-09/21/95; Cost
                 $11,211,050)                                                    11,165,000
-------------------------------------------------------------------------------------------
  2,500,000    Foamex L.P., Sr. Notes,
                 11.25% 10/01/02                                                  2,500,000
-------------------------------------------------------------------------------------------
  7,180,000    Foamex L.P., Sr. Sub. Deb.,
                 11.875%, 10/01/04                                                7,036,400
-------------------------------------------------------------------------------------------
 10,235,000    Indspec Chemical, Sr. Sub. Disc. Notes,
                 11.50%, 12/01/03(b)                                              8,188,000
-------------------------------------------------------------------------------------------
  8,000,000    Laroche Industries, Inc., Sr. Sub. Notes,
                 13.00%, 08/15/04                                                 8,500,000
-------------------------------------------------------------------------------------------
 13,250,000    Polymer Group, Inc., Sr. Notes,
                 12.75%, 07/15/02(c) (Acquired 06/17/94-07/10/95; Cost
                 $13,413,750)                                                    13,713,750
-------------------------------------------------------------------------------------------
 11,370,000    RBX Corp., Sr. Sub. Notes,
                 11.25%, 10/15/05(c) (Acquired 10/06/95-11/07/95; Cost
                 $11,434,500)                                                    11,171,025
-------------------------------------------------------------------------------------------
                                                                                 93,959,675
-------------------------------------------------------------------------------------------

               CONGLOMERATES-0.37%

  5,000,000    Tjiwi Kimia International Global Co., Sr. Gtd. Notes,
                 13.25%, 08/01/01                                                 5,362,500
-------------------------------------------------------------------------------------------

               CONSUMER NON-DURABLES-0.94%

 12,930,000    Hines Horticulture, Sr. Sub. Notes,
                 11.75%, 10/15/05(c)(Acquired 10/16/95-12/06/95; Cost
                 $13,096,975)                                                    13,511,850
-------------------------------------------------------------------------------------------

               CONTAINERS-3.83%

 16,000,000    Ivex Holdings Corp.-Series B, Sr. Disc. Deb.,
                 13.25%, 03/15/05(b)                                              8,960,000
-------------------------------------------------------------------------------------------

6

                                                                     Financials

 PRINCIPAL
  AMOUNT                                                                       MARKET VALUE
               CONTAINERS-(continued)

$ 6,500,000    Ivex Packaging Corp., Sr. Sub. Notes,
                 12.50%, 12/15/02                                               $ 6,890,000
-------------------------------------------------------------------------------------------
 10,000,000    MVE Inc., Sr. Notes,
                 12.50%, 02/15/02                                                 9,875,000
-------------------------------------------------------------------------------------------
  1,750,000    MVE Inc., Sr. Secured Notes,
                 12.50%, 02/15/02(e)                                              1,754,375
-------------------------------------------------------------------------------------------
 15,200,000    Owens-Illinois, Inc., Sr. Deb.,
                 11.00% 12/01/03                                                 17,176,000
-------------------------------------------------------------------------------------------
 11,250,000    Silgan Holdings Inc., Sr. Disc. Deb.,
                 13.25%, 12/15/02(b)                                             10,631,250
-------------------------------------------------------------------------------------------

                                                                                 55,286,625
-------------------------------------------------------------------------------------------

               ENERGY (ALTERNATE SOURCES)-1.18%

 15,500,000    Petroleum Heat & Power, Sub. Deb.,
                 12.25%, 02/01/05                                                17,088,750
-------------------------------------------------------------------------------------------

               FINANCE (ASSET MANAGEMENT)-1.45%

 13,000,000    GPA Delaware Inc., Gtd. Deb.,
                 8.75%, 12/15/98                                                 12,220,000
-------------------------------------------------------------------------------------------
  9,200,000    Loehmann's Holdings, Sr. Sub. Notes,
                 13.75%, 02/15/99                                                 8,648,000
-------------------------------------------------------------------------------------------
                                                                                 20,868,000
-------------------------------------------------------------------------------------------

               FINANCE (CONSUMER CREDIT)-1.02%

 13,500,000    Olympic Financial Ltd., Sr. Notes,
                 13.00%, 05/01/00                                                14,748,750
-------------------------------------------------------------------------------------------

               FINANCE (LEASING COMPANIES)-0.56%

               Sea Containers Ltd., Sr. Sub. Deb.,
  5,350,000       Series A, 12.50%, 12/01/04                                      5,778,000
-------------------------------------------------------------------------------------------
  2,250,000       Series B, 12.50%, 12/01/04                                      2,351,250
-------------------------------------------------------------------------------------------
                                                                                  8,129,250
-------------------------------------------------------------------------------------------

               FOOD/PROCESSING-1.93%

 11,263,000    American Rice Inc., Secured Mortgage Notes,
                 13.00%, 07/31/02                                                10,643,535
-------------------------------------------------------------------------------------------
  9,800,000    Curtice-Burns Foods Inc., Sr. Sub. Notes,
                 12.25%, 02/01/05                                                10,094,000
-------------------------------------------------------------------------------------------
  8,000,000    Pilgrim's Pride Corp., Sr. Sub. Notes,
                 10.875%, 08/01/03                                                7,080,000
-------------------------------------------------------------------------------------------
                                                                                 27,817,535
-------------------------------------------------------------------------------------------

               GAMING-3.16%

               Aztar Corp., Sr. Sub. Notes,
  6,510,000    11.00%, 10/01/02                                                   6,510,000
-------------------------------------------------------------------------------------------
  9,460,000    13.75%, 10/01/04                                                  10,500,600
-------------------------------------------------------------------------------------------
 11,000,000    Bally's Grand Inc., First Mortgage Notes,
                 10.375%, 12/15/03                                               11,220,000
-------------------------------------------------------------------------------------------
 15,000,000    Grand Casinos Inc., First Mortgage Notes,
                 10.125%, 12/01/03                                               15,731,250
-------------------------------------------------------------------------------------------
  1,500,000    Showboat Inc., Sr. Sub. Notes,
                 13.00%, 08/01/09                                                 1,687,500
-------------------------------------------------------------------------------------------
                                                                                 45,649,350
-------------------------------------------------------------------------------------------

                                                                               7

Financials

 PRINCIPAL
  AMOUNT                                                                        MARKET VALUE
               INSURANCE (LIFE & HEALTH)-0.65%

$ 8,970,000    American Life Holding Co., Sr. Sub. Notes,
                 11.25%, 09/15/04                                               $ 9,418,500
-------------------------------------------------------------------------------------------

               LEISURE & RECREATION-2.38%

 10,000,000    GNF Corp., First Mortgage Notes,
                 10.625%, 04/01/03                                                9,325,000
-------------------------------------------------------------------------------------------
 15,500,000    IHF Holdings, Inc., Sr. Sub. Disc. Notes,
                 15.00%, 11/15/04(b)                                              9,803,750
-------------------------------------------------------------------------------------------
  7,250,000    Icon Health & Fitness, Sr. Sub. Notes,
                 13.00%, 07/15/02                                                 7,848,125
-------------------------------------------------------------------------------------------
  6,490,000    Stratosphere Corp., First Mortgage Notes,
                 14.25%, 05/15/02                                                 7,341,812
-------------------------------------------------------------------------------------------
                                                                                 34,318,687
-------------------------------------------------------------------------------------------

               MACHINERY-2.98%

 11,075,000    AM General Corp., Sr. Notes,
                 12.875%, 05/01/02                                               11,102,687
-------------------------------------------------------------------------------------------
 10,500,000    Calmar Spraying Systems, Sr. Sub. Notes,
                 11.50%, 08/15/05(c) (Acquired 08/03/95-09/11/95; Cost
                 $10,603,750)                                                    10,631,250
-------------------------------------------------------------------------------------------
  8,300,000    Interlake Corp., Sr. Notes,
                 12.00%, 11/15/01                                                 8,383,000
-------------------------------------------------------------------------------------------
  4,105,000    Interlake Corp., Sr. Sub. Deb.,
                 12.125%, 03/01/02                                                3,899,750
-------------------------------------------------------------------------------------------
  8,000,000    Waters Corp., Sr. Sub. Notes,
                 12.75%, 09/30/04                                                 9,000,000
-------------------------------------------------------------------------------------------
                                                                                 43,016,687
-------------------------------------------------------------------------------------------

               MACHINERY (HEAVY)-1.89%

 13,725,000    Fairfield Manufacturing, Sr. Sub. Notes,
                 11.375%, 07/01/01                                               13,381,875
-------------------------------------------------------------------------------------------
 13,490,000    Primeco Inc., Sr. Sub Notes,
                 12.75%, 03/01/05                                                13,894,700
-------------------------------------------------------------------------------------------
                                                                                 27,276,575
-------------------------------------------------------------------------------------------

               MEDICAL INSTRUMENTS/PRODUCTS-0.58%

  8,000,000    Graphic Controls Corp., Sr. Sub. Notes,
                 12.00%, 09/15/05(c) (Acquired 09/21/95; Cost $8,000,000)         8,320,000
-------------------------------------------------------------------------------------------

               MEDICAL SERVICES-1.76%

               OrNda Healthcorp, Sr. Sub. Notes,
  4,000,000    12.25%, 05/15/02                                                   4,400,000
-------------------------------------------------------------------------------------------
  3,300,000    11.375%, 08/15/04                                                  3,712,500
-------------------------------------------------------------------------------------------
 15,600,000    Tenet Healthcare Corp., Sr. Sub. Notes,
                 10.125%, 03/01/05                                               17,355,000
-------------------------------------------------------------------------------------------
                                                                                 25,467,500
-------------------------------------------------------------------------------------------

               METALS-0.95%

  8,525,000    GS Industries Inc., Sr. Notes,
                 12.25%, 10/01/05                                                 8,509,058
-------------------------------------------------------------------------------------------
  5,250,000    GS Technologies Operation Co., Gtd. Sr. Notes,
                 12.00%, 09/01/04                                                 5,210,625
-------------------------------------------------------------------------------------------
                                                                                 13,719,683
-------------------------------------------------------------------------------------------

8

                                                                     Financials

 PRINCIPAL
  AMOUNT                                                                       MARKET VALUE
               OIL & GAS (SERVICES)-3.49%

$11,650,000    HS Resources, Sr. Sub. Notes,
                 9.875%, 12/01/03                                               $11,504,375
-------------------------------------------------------------------------------------------
 12,200,000    Maxus Energy Corp., Deb.,
                 11.50%, 11/15/15                                                12,688,000
-------------------------------------------------------------------------------------------
  5,000,000    Petroleum Heat & Power Co., Sub. Deb.,
                 9.375%, 02/01/06                                                 4,800,000
-------------------------------------------------------------------------------------------
  8,900,000    Plains Resources, Sr. Gtd. Sub. Notes,
                 12.00%, 10/01/99                                                 9,233,750
-------------------------------------------------------------------------------------------
  1,130,000    United Meridian Corp., Sr. Sub. Notes,
                 10.375%, 10/15/05                                                1,194,975
-------------------------------------------------------------------------------------------
 11,415,000    Wainoco Oil Corp. Sr. Notes,
                 12.00%, 08/01/02                                                11,015,475
-------------------------------------------------------------------------------------------
                                                                                 50,436,575
-------------------------------------------------------------------------------------------

               OIL EQUIPMENT & SUPPLIES-0.73%

  5,055,000    Energy Ventures, Inc., Sr. Notes,
                 10.25%, 03/15/04                                                 5,345,662
-------------------------------------------------------------------------------------------
  5,100,000    Falcon Drilling Co. Inc., Sr. Notes,
                 9.75%, 01/15/01                                                  5,240,250
-------------------------------------------------------------------------------------------
                                                                                 10,585,912
-------------------------------------------------------------------------------------------

               PAPER & FOREST PRODUCTS-5.73%

  4,500,000    APP International Finance, Secured Notes,
                 11.75%, 10/01/05                                                 4,410,000
-------------------------------------------------------------------------------------------
 10,410,000    Pacific Lumber, Sr. Notes,
                 10.50%, 03/01/03                                                 9,863,475
-------------------------------------------------------------------------------------------
 13,920,000    RAPP International Finance, Secured Notes,
                 11.50%, 12/15/00                                                13,867,800
-------------------------------------------------------------------------------------------
 13,350,000    Repap New Brunswick, Second Priority Sr. Secured Notes,
                 10.625%, 04/15/05                                               13,083,000
-------------------------------------------------------------------------------------------
  8,000,000    S.D. Warren Co., Sr. Sub. Notes,
                 12.00%, 12/15/04                                                 8,820,000
-------------------------------------------------------------------------------------------
 12,000,000    Stone Container Corp., First Mortgage Notes,
                 10.75%, 10/02/02                                                12,390,000
-------------------------------------------------------------------------------------------
 12,000,000    United Stationer Supply, Sr. Sub. Notes,
                 12.75%, 05/01/05                                                13,110,000
-------------------------------------------------------------------------------------------
  6,800,000    Williamhouse-Regency, Sr. Sub. Notes,
                 13.00%, 11/15/05(c) (Acquired 11/20/95; Cost $6,800,000)         7,174,000
-------------------------------------------------------------------------------------------
                                                                                 82,718,275
-------------------------------------------------------------------------------------------

               POLLUTION CONTROL-1.23%

  9,500,000    Allied Waste Industries, Inc., Sr. Sub. Notes,
                 12.00%, 02/01/04                                                10,117,500
-------------------------------------------------------------------------------------------
  8,000,000    Mid-American Waste Systems, Inc., Sr. Sub. Notes,
                 12.25%, 02/15/03                                                 7,600,000
-------------------------------------------------------------------------------------------
                                                                                 17,717,500
-------------------------------------------------------------------------------------------

               PUBLISHING-1.84%

 13,826,000    Affiliated Newspaper Investments Inc., Sr. Disc. Notes,
                 13.25%, 07/01/06(b)                                              8,502,990
-------------------------------------------------------------------------------------------
  8,500,000    Garden State Newspapers, Sr. Sub. Secured Notes,
                 12.00%, 07/01/04                                                 8,542,500
-------------------------------------------------------------------------------------------

                                                                               9

Financials

 PRINCIPAL
  AMOUNT                                                                        MARKET VALUE
               PUBLISHING-(continued)

$ 2,500,000    K-III Communications Corp., Sr. Notes,
                 10.25%, 06/01/04                                               $ 2,675,000
-------------------------------------------------------------------------------------------
  6,430,000    K-III Communications Corp., Sr. Secured Notes,
                 10.625%, 05/01/02                                                6,831,875
-------------------------------------------------------------------------------------------
                                                                                 26,552,365
-------------------------------------------------------------------------------------------

               RAILROADS-1.24%

  9,870,000    Johnstown American Industries, Inc., Sr. Sub Notes,
                 11.75%, 08/15/05                                                 8,981,700
-------------------------------------------------------------------------------------------
 13,000,000    Transtar Holdings L.P., Sr. Disc. Notes,
                 13.375%, 12/15/03(b)                                             8,872,500
-------------------------------------------------------------------------------------------
                                                                                 17,854,200
-------------------------------------------------------------------------------------------

               RETAIL (FOOD & DRUGS)-5.88%

 12,400,000    Carr-Gottstein Foods Co., Sr. Sub. Notes,
                 12.00%, 11/15/05(c) (Acquired 11/09/95; Cost $12,400,000)       12,524,000
-------------------------------------------------------------------------------------------
 11,000,000    Dominick's Finer Food, Sr. Sub. Notes,
                 10.875%, 05/01/05                                               11,687,500
-------------------------------------------------------------------------------------------
 20,520,000    Grand Union Co., Sr. Notes,
                 12.00%, 09/01/04                                                17,749,800
-------------------------------------------------------------------------------------------
 10,825,000    Penn Traffic Co., Sr. Notes,
                 10.65%, 11/01/04                                                10,337,875
-------------------------------------------------------------------------------------------
 10,500,000    Ralph's Grocery Co., Sr. Gtd. Notes,
                 10.45%, 06/15/04                                                10,657,500
-------------------------------------------------------------------------------------------
  6,400,000    Ralph's Grocery Co., Sr. Gtd. Sub. Notes,
                 11.00%, 06/15/05                                                 6,336,000
-------------------------------------------------------------------------------------------
 10,000,000    Thrifty Payless Inc., Sr. Notes,
                 11.75%, 04/15/03                                                10,800,000
-------------------------------------------------------------------------------------------
  4,500,000    Thrifty Payless Inc., Sr. Sub. Notes,
                 12.25%, 04/15/04                                                 4,792,500
-------------------------------------------------------------------------------------------
                                                                                 84,885,175
-------------------------------------------------------------------------------------------

               RETAIL (STORES)-3.25%

 11,000,000    Apparel Retailers Inc., Sr. Disc. Deb.,
                 12.75%, 08/15/05(b)                                              6,710,000
-------------------------------------------------------------------------------------------
  3,500,000    County Seat Stores, Sr. Sub. Notes,
                 12.00%, 10/01/02                                                 2,625,000
-------------------------------------------------------------------------------------------
  9,500,000    Fleming Co. Inc., Sr. Gtd. Notes,
                 10.625%, 12/15/01                                                9,215,000
-------------------------------------------------------------------------------------------
 11,000,000    Pamida Inc., Sr. Sub. Notes,
                 11.75%, 03/15/03                                                 8,470,000
-------------------------------------------------------------------------------------------
 13,590,000    Samsonite Corp. Sr. Sub. Notes,
                 11.125%, 07/15/05                                               13,046,400
-------------------------------------------------------------------------------------------
  7,520,000    Specialty Retailers Inc., Sr. Sub. Notes,
                 11.00%, 08/15/03                                                 6,843,200
-------------------------------------------------------------------------------------------
                                                                                 46,909,600
-------------------------------------------------------------------------------------------

               SCHOOLS-0.46%

  6,260,000    Herff Jones Inc., Sr. Sub. Notes,
                 11.00%, 08/15/05                                                 6,713,850
-------------------------------------------------------------------------------------------

                                                                      Financials

 PRINCIPAL
  AMOUNT                                                                       MARKET VALUE
               SECURITY (SAFETY SERVICES)-0.55%

$ 7,500,000    Cabot Safety Corp., Sr. Sub. Notes,
                 12.50%, 07/15/05(c) (Acquired 06/29/95-07/07/95; Cost
                 $7,567,500)                                                    $ 8,006,250
-------------------------------------------------------------------------------------------

               STEEL-1.30%

  8,275,000    Earle M. Jorgensen Co., Sr. Notes,
                 10.75%, 03/01/00                                                 7,592,312
-------------------------------------------------------------------------------------------
 12,500,000    Gulf States Steel, First Mortgage Notes,
                 13.50%, 04/15/03                                                11,250,000
-------------------------------------------------------------------------------------------
                                                                                 18,842,312
-------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS SERVICES-11.66%

  9,740,000    A+ Network Inc., Sr. Sub. Notes,
                 11.875%, 11/01/05                                                9,861,750
-------------------------------------------------------------------------------------------
 10,480,000    CAI Wireless Systems Inc., Sr. Notes,
                 12.25%, 09/15/02                                                11,187,400
-------------------------------------------------------------------------------------------
  8,000,000    Celcaribe S.A., Sr. Secured Notes,
                 13.50%, 03/15/04(b)(c)(f) (Acquired 05/17/94-05/26/94; Cost
                 $7,050,297)                                                      7,200,000
-------------------------------------------------------------------------------------------
  6,500,000    Cellular Inc., Sr. Sub. Disc. Notes,
                 11.75%, 09/01/03(b)                                              5,167,500
-------------------------------------------------------------------------------------------
 10,000,000    Centennial Cellular, Sr. Notes,
                 10.125%, 05/15/05                                               10,525,000
-------------------------------------------------------------------------------------------
 28,770,000    Clearnet Communications, Sr. Disc. Notes,
                 14.75%, 12/15/05(b)(g)                                          14,960,400
-------------------------------------------------------------------------------------------
  9,750,000    Dictaphone Corp., Sr. Gtd. Sub. Notes,
                 11.75%, 08/01/05                                                 9,652,500
-------------------------------------------------------------------------------------------
  9,000,000    Fonorola Inc., Yankee Sr. Notes,
                 12.50%, 08/15/02                                                 9,472,500
-------------------------------------------------------------------------------------------
 12,000,000    Intelcom Group (USA) Inc., Sr. Disc. Notes,
                 13.50%, 9/15/05(b)(c)(h) (Acquired 08/07/95-09/06/95; Cost
                 $6,675,674)                                                      6,960,000
-------------------------------------------------------------------------------------------
  1,500,000    Intermedia Communication of Florida, Sr. Notes,
                 13.50%, 06/01/05(c)(i) (Acquired 10/25/95; Cost $1,631,250)      1,680,000
-------------------------------------------------------------------------------------------
  8,720,000    MobileMedia Communications, Inc., Sr. Sub. Notes,
                 10.50%, 12/01/03(b)                                              6,801,600
-------------------------------------------------------------------------------------------
  6,000,000    Paging Network, Sr. Sub. Notes,
                 10.125%, 08/01/07                                                6,495,000
-------------------------------------------------------------------------------------------
 14,200,000    PriCellular Wireless Corp., Sr. Disc. Notes,
                 14.00%, 11/15/01(b)                                             12,513,750
-------------------------------------------------------------------------------------------
  8,500,000    Pronet Inc., Sr. Sub. Notes,
                 11.875%, 06/15/05                                                9,392,500
-------------------------------------------------------------------------------------------
 11,555,000    Rogers Cantel Mobile Inc., Sr. Gtd. Secured Notes,
                 10.75%, 11/01/01                                                12,161,637
-------------------------------------------------------------------------------------------
 22,720,000    Telewest PLC, Sr. Deb.,
                 11.00%, 10/01/07(b)                                             13,717,200
-------------------------------------------------------------------------------------------
  8,500,000    Telex Communication Inc., Sr. Notes,
                 12.00%, 07/15/04                                                 8,776,250
-------------------------------------------------------------------------------------------
 12,000,000    USA Mobile Communications, Sr. Notes,
                 9.50%, 02/01/04                                                 11,880,000
-------------------------------------------------------------------------------------------
                                                                                168,404,987
-------------------------------------------------------------------------------------------

               TEXTILES-3.77%

 16,500,500    Coinmach Corp., Sr. Notes,
                 11.75%, 11/15/05(c) (Acquired 06/20/92-11/15/95; Cost
                 $16,269,875)                                                    16,830,510
-------------------------------------------------------------------------------------------

Financials

 PRINCIPAL
  AMOUNT                                                                       MARKET VALUE
               Textiles-(continued)

$13,000,000    Consoltex Group, Sr. Sub. Notes,
                 11.00%, 10/01/03                                               $11,732,500
-------------------------------------------------------------------------------------------
 10,465,000    Dan River Inc., Sr. Sub. Notes,
                 10.125%, 12/15/03                                                9,523,150
-------------------------------------------------------------------------------------------
  8,400,000    Synthetic Industries Inc., Deb.,
                 12.75%, 12/01/02                                                 8,232,000
-------------------------------------------------------------------------------------------
  8,000,000    Tultex Corp., Sr. Gtd. Notes,
                 10.625%, 03/15/05                                                8,200,000
-------------------------------------------------------------------------------------------
                                                                                 54,518,160
-------------------------------------------------------------------------------------------

               TRANSPORTATION-2.93%

  7,000,000    Dade International Inc.-Series B, Sr. Sub. Notes,
                 13.00%, 02/01/05                                                 7,945,000
-------------------------------------------------------------------------------------------
  3,000,000    Gear Bulk Holding Ltd., Sr. Notes,
                 11.25%, 12/01/04                                                 3,210,000
-------------------------------------------------------------------------------------------
 18,380,000    Stena AB, Sr. Notes,
                 10.50%, 12/15/05                                                18,816,525
-------------------------------------------------------------------------------------------
  6,000,000    Trans Ocean Container, Sr. Sub. Notes,
                 12.25%, 07/01/04                                                 6,240,000
-------------------------------------------------------------------------------------------
  7,000,000    US Air Inc., Sr. Notes,
                 10.00%, 07/01/03                                                 6,090,000
-------------------------------------------------------------------------------------------
                                                                                 42,301,525
-------------------------------------------------------------------------------------------

               WATER SUPPLY-0.70%

 10,000,000    CE Casecnan Water & Energy, Series A Sr. Notes,
                 11.45%, 11/15/05(c) (Acquired 11/21/95; Cost $10,000,000)       10,112,500
-------------------------------------------------------------------------------------------
                   Total Non-Convertible Bonds & Notes                        1,358,665,115
-------------------------------------------------------------------------------------------

  SHARES
               COMMON STOCKS-0.26%

               AUTOMOBILE/TRUCK PARTS & TIRES-0.15%

     72,600    Lear Seating Corp.(j)                                              2,105,400
-------------------------------------------------------------------------------------------

               CHEMICALS-0.00%

      6,000    Berry Plastics Holdings                                               70,500
-------------------------------------------------------------------------------------------

               MEDICAL SERVICES-0.05%

     24,000    Total Renal Care Holdings, Inc.(j)                                   708,000
-------------------------------------------------------------------------------------------

               PUBLISHING-0.03%

     13,826    Affiliated Newspaper Investments Inc.(j)                             414,780
-------------------------------------------------------------------------------------------

               RETAIL (FOOD & DRUGS)-0.03%

    123,500    Thrifty Payless Holdings-Class C(j)                                  524,878
-------------------------------------------------------------------------------------------
                   Total Common Stocks                                            3,823,558
-------------------------------------------------------------------------------------------

               WARRANTS-0.06%

               BUILDING MATERIALS-0.00%

      3,000    Payless Cashways, Inc., expiring 11/01/96(j)                             300
-------------------------------------------------------------------------------------------

               LEISURE & RECREATION-0.06%

      8,000    IHF Capital Inc.-Series H, expiring 11/14/99(j)                      640,000
-------------------------------------------------------------------------------------------
      7,250    IHF Capital Inc.-Series I, expiring 11/14/99(j)                      181,250
-------------------------------------------------------------------------------------------
                                                                                    821,250
-------------------------------------------------------------------------------------------

                                                                      Financials

  SHARES                                                                         MARKET VALUE
               RETAIL (STORES)-0.00%

      3,500    County Seat Stores, expiring 10/15/98(j)                          $     17,500
---------------------------------------------------------------------------------------------
               STEEL-0.00%

      9,000    Gulf States Steel Acquisition Corp., expiring 04/15/03(j)               45,000
---------------------------------------------------------------------------------------------
                   Total Warrants                                                     884,050
---------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
               REPURCHASE AGREEMENT-3.38%

$48,773,338    Daiwa Securities America Inc.,
                 5.92%, 01/02/96(l)                                                48,773,338
---------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 97.79%                                      1,412,146,061
---------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES -- 2.21%                              31,886,511
---------------------------------------------------------------------------------------------
               NET ASSETS -- 100.00%                                           $1,444,032,572
=============================================================================================

Notes to Schedule of Investments:

(a)   Issued as a unit. This unit also includes 30,500 warrants to purchase 57.721 shares of common stock each at $0.01 per share.
(b)   Discounted bond at purchase. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.
(c)   Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of the securities at December 31, 1995 was $153,887,635, which represented 10.66% of net assets.
(d)   Issued as a unit. This unit also includes 24,480 warrants to purchase one share of common stock each at $11.55 per share.
(e)   Issued as a unit. This unit also includes 1,750 warrants to purchase 0.24 shares of common stock each.
(f)   Issued as a unit. This unit also includes 1,300,800 Celcaribe Ordinary Trust
      Certificates.
(g)   Issued as a unit. This unit also includes 949,410 warrants to purchase shares of common stock.
(h)   Issued as a unit. This unit also includes 396,000 warrants to purchase one share of common stock each.
(i)   Issued as a unit. This unit also includes 1,500 warrants to purchase 2.19 shares of common stock each at $10.86 per share.
(j)   Non-income producing security.
(k)   Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
(l)   Joint repurchase agreement entered into 12/29/95 with a maturing value of
      $646,679,181. Collateralized by $537,995,000 U.S. Treasury obligations, 7.875% to
      11.25% due 11/15/07 to 02/15/15.

Abbreviations:

Deb. -- Debentures
Disc. -- Discounted
Gtd. -- Guaranteed
Sr. -- Senior
Sub. -- Subordinated

See Notes to Financial Statements.

Financials

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

ASSETS:

Investments, at market value (cost $1,375,281,357)                         $1,412,146,061
-----------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                             11,769,794
-----------------------------------------------------------------------------------------
  Interest                                                                     33,388,296
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                          36,255
-----------------------------------------------------------------------------------------
Other assets                                                                       37,629
-----------------------------------------------------------------------------------------
    Total assets                                                            1,457,378,035
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                                         4,290,444
-----------------------------------------------------------------------------------------
  Fund shares reacquired                                                        2,002,088
-----------------------------------------------------------------------------------------
  Dividends                                                                     5,129,464
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                                       36,255
-----------------------------------------------------------------------------------------
Accrued advisory fees                                                             613,975
-----------------------------------------------------------------------------------------
Accrued administrative service fees                                                 6,756
-----------------------------------------------------------------------------------------
Accrued distribution fees                                                       1,033,189
-----------------------------------------------------------------------------------------
Accrued trustees' fees                                                              3,305
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                        74,468
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                        155,519
-----------------------------------------------------------------------------------------
    Total liabilities                                                          13,345,463
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                $1,444,032,572
=========================================================================================

NET ASSETS:

Class A                                                                    $  886,105,932
=========================================================================================
Class B                                                                    $  557,926,640
=========================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                                        94,012,039
=========================================================================================
Class B                                                                        59,233,836
=========================================================================================
Class A:
  Net asset value and redemption price per share                           $         9.43
=========================================================================================
  Offering price per share:
    (Net asset value of $9.43 divided by 95.25%)                           $         9.90
=========================================================================================
Class B:
  Net asset value and offering price per share                             $         9.42
=========================================================================================

See Notes to Financial Statements.

                                                                      Financials

STATEMENT OF OPERATIONS

For the year ended December 31, 1995

INVESTMENT INCOME:

Interest                                                                        $116,832,514
--------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                      5,717,303
--------------------------------------------------------------------------------------------
Custodian fees                                                                        81,271
--------------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                       747,381
--------------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                       422,056
--------------------------------------------------------------------------------------------
Administrative service fees                                                           82,116
--------------------------------------------------------------------------------------------
Trustees' fees                                                                        13,069
--------------------------------------------------------------------------------------------
Distribution fees -- Class A                                                       1,805,363
--------------------------------------------------------------------------------------------
Distribution fees -- Class B                                                       3,483,665
--------------------------------------------------------------------------------------------
Other                                                                                613,879
--------------------------------------------------------------------------------------------
    Total expenses                                                                12,966,103
--------------------------------------------------------------------------------------------
Net investment income                                                            103,866,411
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:

Net realized gain (loss) on sales of investment securities                       (13,744,221)
--------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities                                  64,363,354
--------------------------------------------------------------------------------------------
    Net gain on investment securities                                             50,619,133
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $154,485,544
============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1995 and 1994

                                                                 1995               1994
OPERATIONS:

  Net investment income                                     $  103,866,411      $ 69,124,221
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities                                                 (13,744,221)      (26,898,895)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of
    investment securities                                       64,363,354       (57,089,748)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                              154,485,544       (14,864,422)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (72,863,770)      (58,337,288)
--------------------------------------------------------------------------------------------
  Class B                                                      (31,951,946)      (10,971,364)
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                         (436,906)          (91,900)
--------------------------------------------------------------------------------------------
  Class B                                                         (191,590)          (16,331)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      271,933,588        97,407,253
--------------------------------------------------------------------------------------------
  Class B                                                      352,760,393       175,148,092
--------------------------------------------------------------------------------------------
    Net increase in net assets                                 673,735,313       188,274,040
--------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                          770,297,259       582,023,219
--------------------------------------------------------------------------------------------
  End of period                                             $1,444,032,572      $770,297,259
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                             $1,505,053,545      $888,574,587
--------------------------------------------------------------------------------------------
  Undistributed net investment income                            1,688,456           949,305
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                      (99,574,133)      (91,727,983)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  36,864,704       (27,498,650)
--------------------------------------------------------------------------------------------
                                                            $1,444,032,572      $770,297,259
============================================================================================

See Notes to Financial Statements.

Financials

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations - Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "C" below. On December 31, 1995, $2,316,952 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences. In addition, paid-in capital was reduced by $8,215,023 with an equivalent offset to undistributed gain (loss) on sales of investment

                                                                      Financials
   securities due to the expiration of a portion of the capital loss carryforward. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $99,250,199 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003.
D. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.50% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.45% of the Fund's average daily net assets in excess of $1 billion. The sub-advisory agreement between AIM and CIGNA Investments, Inc. ("CII") was terminated on September 20, 1995. Prior to the termination, AIM paid CII 0.15% of the first $300 million of the Fund's average daily net assets, plus 0.10% of the Fund's average daily net assets in excess of $300 million. The advisory agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1995, AIM was reimbursed $82,116 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1995, the Fund paid AFS $724,482 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1995, the Class A shares and the Class B shares paid AIM Distributors $1,805,363 and $3,483,665, respectively, as compensation under the Plans.

Financials

  AIM Distributors received commissions of $1,388,106 from sales of the Class A shares of the Fund during the year ended December 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1995, AIM Distributors received $655,591 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

     During the year ended December 31, 1995, the Fund paid legal fees of $5,572 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS

The Fund has a $17,000,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of line of credit agreement) through December 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's committed line.

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1995 was $1,217,770,180 and $609,700,905, respectively.

     The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                                            $51,302,353
-----------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                          (14,499,524)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                                  $36,802,829
=================================================================================================================
Cost of investments for tax purposes is $1,375,343,232.

NOTE 6 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1995 and 1994 were as follows:

                                                                    1995                                1994
                                                        -----------------------------      ------------------------------
                                                          SHARES            VALUE            SHARES             VALUE
                                                        -----------      ------------      -----------      -------------
Sold:
  Class A                                                49,241,443      $458,547,804       25,855,410      $ 248,478,420
---------------------------------------------------     -----------------------------      ------------------------------
  Class B                                                42,866,225       400,172,189       23,795,476        226,709,226
---------------------------------------------------     -----------------------------      ------------------------------
Issued as reinvestment of dividends:
  Class A                                                 4,955,465        46,216,100        3,794,971         35,880,387
---------------------------------------------------     -----------------------------      ------------------------------
  Class B                                                 1,597,343        14,918,822          470,871          4,424,592
---------------------------------------------------     -----------------------------      ------------------------------
Reacquired:
  Class A                                               (25,047,265)     (232,830,316)     (19,578,260)      (186,951,554)
---------------------------------------------------     -----------------------------      ------------------------------
  Class B                                                (6,678,316)      (62,330,618)      (5,930,666)       (55,985,726)
---------------------------------------------------     -----------------------------      ------------------------------
                                                         66,934,895      $624,693,981       28,407,802      $ 272,555,345
===================================================     =============================      ==============================

                                                                      Financials

NOTE 7 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1995 and for a Class B share outstanding during each of the years in the two-year period ended December 31, 1995 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                 1995         1994         1993       1992(A)        1991         1990
                                               --------     --------     --------     --------     --------     --------
CLASS A:

Net asset value, beginning of period           $   8.93     $  10.05     $   9.40     $   8.86     $   7.07     $   8.94
-------------------------------------------    --------     --------     --------     --------     --------     --------
Income from investment operations:
 Net investment income                             0.93         0.96         0.97         1.04         1.02         1.09
-------------------------------------------    --------     --------     --------     --------     --------     --------
 Net gains (losses) on securities (both
   realized and unrealized)                        0.52        (1.12)        0.69         0.55         1.81        (1.84)
-------------------------------------------    --------     --------     --------     --------     --------     --------
   Total from investment operations                1.45        (0.16)        1.66         1.59         2.83        (0.75)
-------------------------------------------    --------     --------     --------     --------     --------     --------
Less distributions:
 Dividends from net investment income             (0.95)       (0.96)       (1.01)       (1.05)       (1.04)       (1.12)
-------------------------------------------    --------     --------     --------     --------     --------     --------
Net asset value, end of period                 $   9.43     $   8.93     $  10.05     $   9.40     $   8.86     $   7.07
===========================================    ========     ========     ========     ========     ========     ========
Total return(b)                                   16.86%       (1.67)%      18.40%       18.60%       42.18%       (9.03)%
===========================================    ========     ========     ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $886,106     $578,959     $550,760     $324,518     $259,677     $204,932
===========================================    ========     ========     ========     ========     ========     ========
Ratio of expenses to average net assets            0.96%(c)     1.00%        1.12%        1.15%        1.22%        1.21%(d)
===========================================    ========     ========     ========     ========     ========     ========
Ratio of net investment income to average
 net assets                                        9.95%(c)    10.07%        9.82%       11.00%       12.67%       13.59%(e)
===========================================    ========     ========     ========     ========     ========     ========
Portfolio turnover rate                              61%          53%          53%          56%          61%          27%
===========================================    ========     ========     ========     ========     ========     ========

                                               1989         1988         1987         1986
                                             --------     --------     --------     --------
CLASS A:

Net asset value, beginning of period         $  10.01     $   9.67     $  10.54     $  10.21
-------------------------------------------  --------     --------     --------     --------
Income from investment operations:
 Net investment income                           1.21         1.18         1.16         1.26
-------------------------------------------  --------     --------     --------     --------
 Net gains (losses) on securities (both
   realized and unrealized)                     (1.07)        0.34        (0.83)        0.31
-------------------------------------------  --------     --------     --------     --------
   Total from investment operations              0.14         1.52         0.33         1.57
-------------------------------------------  --------     --------     --------     --------
Less distributions:
 Dividends from net investment income           (1.21)       (1.18)       (1.20)       (1.24)
-------------------------------------------  --------     --------     --------     --------
Net asset value, end of period               $   8.94     $  10.01     $   9.67     $  10.54
===========================================  ========     ========     ========     ========
Total return(b)                                  1.18%       16.41%        3.07%       15.97%
===========================================  ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $261,920     $274,631     $242,858     $246,865
===========================================  ========     ========     ========     ========
Ratio of expenses to average net assets          0.99%        0.96%(d)     0.92%        0.92%
===========================================  ========     ========     ========     ========
Ratio of net investment income to average
 net assets                                     12.40%       11.84%(e)    11.21%       11.84%
===========================================  ========     ========     ========     ========
Portfolio turnover rate                            36%          76%          81%          86%
===========================================  ========     ========     ========     ========

(a) The Fund changed investment advisors on June 30, 1992.

(b) Total returns do not deduct sales charges.

(c) Ratios are based on average net assets of $722,145,319.

(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22% and 1.00% for years 1990 and 1988, respectively.

(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 13.58% and 11.80% for years 1990 and 1988, respectively.

                                                                                          1995          1994         1993
                                                                                        --------      --------      -------
CLASS B:
Net asset value, beginning of period                                                    $  8.92       $  10.04      $  9.96
-----------------------------------------------------------------------------------     --------      --------      -------
Income from investment operations:
 Net investment income                                                                     0.85           0.87         0.32
-----------------------------------------------------------------------------------     --------      --------      -------
 Net gains (losses) on securities (both realized and unrealized)                           0.52          (1.10)        0.07
-----------------------------------------------------------------------------------     --------      --------      -------
   Total from investment operations                                                        1.37          (0.23)        0.39
-----------------------------------------------------------------------------------     --------      --------      -------
Less distributions:
 Dividends from net investment income                                                     (0.87)         (0.89)       (0.31)
-----------------------------------------------------------------------------------     --------      --------      -------
Net asset value, end of period                                                          $  9.42       $   8.92      $ 10.04
===================================================================================     ========      ========      =======
Total return(a)                                                                           15.91%         (2.48)%       4.00%(b)
===================================================================================     ========      ========      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                $557,926      $191,338      $31,264
===================================================================================     ========      ========      =======
Ratio of expenses to average net assets                                                    1.73%(c)       1.80%        1.93%(d)
===================================================================================     ========      ========      =======
Ratio of net investment income to average net assets                                       9.18%(c)       9.27%        8.99%(d)
===================================================================================     ========      ========      =======
Portfolio turnover rate                                                                      61%            53%          53%
===================================================================================     ========      ========      =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(b) Total return is not annualized.

(c) Ratios are based on average net assets of $348,366,442.

(d) Annualized.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM High Yield Fund:

We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of December 31, 1995, the results of its operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

Houston, Texas
February 7, 1996

                                                                       Trustees
                                                                     & Officers

BOARD OF TRUSTEES                 OFFICERS                     OFFICE OF THE FUND

Charles T. Bauer                  Charles T. Bauer             11 Greenway Plaza
Chairman and                      Chairman                     Suite 1919
Chief Executive Officer                                        Houston, TX 77046
A I M Management Group Inc.       Robert H. Graham
                                  President                    INVESTMENT ADVISOR
Bruce L. Crockett
Director, President, and          John J. Arthur               A I M Advisors, Inc.
Chief Executive Officer           Senior Vice President        11 Greenway Plaza
COMSAT Corporation                and Treasurer                Suite 1919
                                                               Houston, TX 77046
Owen Daly II                      Gary T. Crum
Director                          Senior Vice President        TRANSFER AGENT
Cortland Trust Inc.
                                  Carol F. Relihan             A I M Fund Services, Inc.
Carl Frischling                   Vice President and           P.O. Box 4739
Partner                           Secretary                    Houston, TX 77210-4739
Kramer, Levin, Naftalis,
Nessen, Kamin & Frankel           Dana R. Sutton               CUSTODIAN
                                  Vice President
Robert H. Graham                  and Assistant Treasurer      State Street Bank & Trust Co.
President and Chief                                            225 Franklin Street
Operating Officer                 Robert G. Alley              Boston, MA 02110
A I M Management Group Inc.       Vice President
                                                               COUNSEL TO THE FUND
John F. Kroeger                   Stuart W. Coco
Formerly, Consultant              Vice President               Ballard Spahr
Wendell & Stockel                                              Andrews & Ingersoll
Associates, Inc.                  Melville B. Cox              1735 Market Street
                                  Vice President               Philadelphia, PA 19103
Lewis F. Pennock
Attorney                          Karen Dunn Kelley            COUNSEL TO THE TRUSTEES
                                  Vice President
Ian W. Robinson                                                Kramer, Levin, Naftalis,
Consultant; Former Executive      Jonathan C. Schoolar         Nessen, Kamin & Frankel
Vice President and Chief          Vice President               919 Third Avenue
Financial Officer                                              New York, NY 10022
Bell Atlantic Management          P. Michelle Grace
Services, Inc.                    Assistant Secretary          DISTRIBUTOR

Louis S. Sklar                    David L. Kite                A I M Distributors, Inc.
Executive Vice President          Assistant Secretary          11 Greenway Plaza
Hines Interests                                                Suite 1919
Limited Partnership               Nancy L. Martin              Houston, TX 77046
                                  Assistant Secretary
                                                               AUDITORS
                                  Ofelia M. Mayo
                                  Assistant Secretary          KPMG Peat Marwick LLP
                                                               700 Louisiana
                                  Kathleen J. Pflueger         NationsBank Bldg.
                                  Assistant Secretary          Houston, TX 77002

                                  Samuel D. Sirko
                                  Assistant Secretary

                                  Stephen I. Winer
                                  Assistant Secretary

                                  Mary J. Benson
                                  Assistant Treasurer

REQUIRED TAX INFORMATION
AIM High Yield Fund Class A and Class B shares paid ordinary dividends in the amounts of $0.948 and $0.87 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1995. Of these amounts, 0% is eligible for the dividends received deduction for corporations. Missouri residents: During the Fund's tax year ended December 31, 1995, 0% of the Fund's income was derived from U.S. Treasury obligations.


[PHOTO OF 11 GREENWAY PLAZA]                                                 THE AIM FAMILY OF FUNDS(R)


                                                                             AGGRESSIVE GROWTH
                                                                             AIM Aggressive Growth Fund*
                                                                             AIM Constellation Fund
                                                                             AIM Global Aggressive Growth Fund

                                                                             GROWTH
                                                                             AIM Global Growth Fund
                                                                             AIM Growth Fund
                                                                             AIM International Equity Fund
                                                                             AIM Value Fund
                                                                             AIM Weingarten Fund

                                                                             GROWTH AND INCOME
                                                                             AIM Balanced Fund
                                                                             AIM Charter Fund

                                                                             INCOME AND GROWTH
                                                                             AIM Global Utilities Fund**

                                                                             HIGH CURRENT INCOME
                                                                             AIM High Yield Fund

                                                                             CURRENT INCOME
                                                                             AIM Global Income Fund
                                                                             AIM Income Fund

                                                                             CURRENT TAX-FREE INCOME
                                                                             AIM Municipal Bond Fund
                                                                             AIM Tax-Exempt Bond Fund of CT
                                                                             AIM Tax-Free Intermediate Shares

                                                                             CURRENT INCOME AND HIGH DEGREE
                                                                              OF SAFETY
                                                                             AIM Intermediate Government Fund***

                                                                             HIGH DEGREE OF SAFETY AND
                                                                              CURRENT INCOME
                                                                             AIM Limited Maturity Treasury Shares

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT INCOME
                                                                             AIM Money Market Fund

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT TAX-FREE INCOME
                                                                             AIM Tax-Exempt Cash Fund


                                                                             *AIM Aggressive Growth Fund was closed to new
                                                                             investors on July 18, 1995. **On May 1,
                                                                             1995, AIM Utilities Fund broadened its
                                                                             investment strategy to permit up to 80%
                                                                             of its total assets to be invested in
AIM Management Group has provided leadership                                 foreign securities, and was renamed AIM
in the mutual fund industry since 1976 and                                   Global Utilities Fund. ***On September 25, 1995,
currently manages approximately $42 billion                                  AIM Government Securities Fund was renamed
in assets for more than 2 million shareholders,                              AIM Intermediate Government Fund. For more
including individual investors, corporate clients,                           complete information about any AIM Fund(s),
and financial institutions. The AIM Family of                                including sales charges and expenses, ask
Funds(R) is distributed nationwide, and AIM                                  your financial consultant or securities dealer
today ranks among the nation's top 20 mutual                                 for a free prospectus(es). Please read the
fund companies in assets under management,                                   prospectus(es) carefully before you invest or
according to Lipper Analytical Services, Inc.                                send money.


                                                                             --------------
                                                                               BULK RATE
[AIM LOGO APPEARS HERE]                                                       U.S. POSTAGE
                                                                                 PAID
A I M Distributors, Inc.                                                      HOUSTON, TX
11 Greenway Plaza, Suite 1919                                                Permit No.1919
Houston, TX 77046                                                            --------------

